SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of -earliest event reported): December 15, 1998


                            STARWOOD FINANCIAL TRUST
             (Exact name of registrant as specified in its charter)

        Maryland                      1-10150                    95-6881527
State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
    of incorporation)                                        Identification No.)



     1114 Avenue of the Americas
          27th Floor
         New York, NY                                            10036
(Address of principal executive offices)                       (Zip Code)

                       Copy to:  James B. Carlson
                                 Mayer, Brown & Platt
                                 1675 Broadway
                                 New York, NY  10019

       Registrant's telephone number, including area code: (212) 930-9400




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Item 1.  Changes in Control of Registrant.

         Not Applicable.


Item 2.  Acquisition or Disposition of Assets.

         On December 15, 1998, Starwood Financial Trust (the "Company") consummated (i) the sale of 4,400,000 Series A Preferred Shares of beneficial interest (the "Preferred Shares") and Warrants ("Warrants") to purchase
6,000,000 Class A Shares of beneficial interest pursuant to a Securities Purchase Agreement, dated as of December 15, 1998 (the "Stock Purchase Agreement"), by and among the Company, Lazard Freres Real Estate Fund II, L.P., a Delaware limited partnership ("Fund II"), Lazard Freres Real Estate Offshore Fund II, L.P., a Delaware limited partnership (the "Offshore Fund"), and LF Mortgage REIT, a Maryland real estate investment trust (the "Private REIT" and collectively with Fund II and the Offshore Fund, the "Investors") and (ii) the acquisition of certain assets the ("Acquired Assets"), pursuant to an Asset Purchase and Sale Agreement, dated as of December 15, 1998 (the "Asset Purchase Agreement"), by and between Lazard Freres Real Estate Fund L.P., a Delaware limited partnership ("Fund I"), Fund II, Prometheus Mid- Atlantic Holding, L.P. ("PMAH"), a Delaware limited partnership, Pacific Preferred LLC, a New York limited liability company ("Pacific"), Atlantic Preferred II LLC, a New York limited liability company ("Atlantic"), Indian Preferred LLC, a New York limited liability company ("Indian") and Prometheus Investment Holding, L.P., a Delaware limited partnership ("PIHLP"; Fund I, Fund II, PMAH, Pacific, Atlantic, Indian and PIHLP, each a "Seller Party" and collectively, "Sellers") and the Company.

         The Preferred Shares have a liquidation value of $50 per share, carry a dividend yield of 9.50% per annum, payable quarterly in arrears, and are callable without premium at the Company's option on or after December 15, 2003. On each of December 15, 2005, 2006 and 2007, the dividend rate on the Preferred Shares will increase by 0.25% per annum.

         The Warrants are exercisable on or after December 15, 1999 at a price of $35 per share and expire on December 15, 2005.

         The Acquired Assets include eight senior and mezzanine loans which were acquired for $238.5 million and are backed by a diverse portfolio of Class A office, multifamily and retail properties located in San Francisco, San Jose, Los Angeles, New York, suburban Washington, D.C., Philadelphia and Pittsburgh. The acquired loans have a weighted average unleveraged yield to maturity of 13.15% and a weighted average maturity of 7.5 years.

         The Company also purchased an 85% senior participation in a portfolio of commercial mortgage-backed securities for $41.8 million. These securities are backed by a pool of 10 large balance loans secured by first mortgages on office, multi-family, self storage, retail, hotel and senior living properties. The Company's 85% interest in the


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securities is senior to a 15% interest retained by the Sellers. These securities have a face amount of $54.5 million, are rated "BB" and "B" and carry a weighted average unleveraged yield of 11.66% and a weighted average maturity of 13.5 years.

         In consideration for the Preferred Shares and Warrants, at the closing the Investors paid the Company an aggregate of $220 million. In consideration for the assets purchased pursuant to the Asset Purchase Agreement, at the closing, the Company paid the Sellers an aggregate of $280.3 million (including assumed debt).

         The Company purchased the assets with the proceeds from the sale of the Preferred Shares and Warrants, $12.4 million of cash on hand and $47.9 million in existing debt assumed in connection with the transaction.

         Included as exhibits hereto are the Stock Purchase Agreement, the Asset Purchase Agreement and the documents relating thereto, and the foregoing description is qualified in its entirety by reference to the terms and provisions contained in those exhibits.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.


Item  5. Other Events.

         Not Applicable.


Item 6.  Resignations of Registrant's Directors.

         Not Applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Not Applicable.



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Item 8.  Change in Fiscal Year.

         Not Applicable.



Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         Not Applicable.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  STARWOOD FINANCIAL TRUST
                                  (Registrant)



Date: December 18, 1998           By:  /s/ Jay Sugarman
                                     Name:  Jay Sugarman
                                     Title: President & Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit
Number                              Description
------                              -----------

3.1 Articles Supplementary relating to the Series A Preferred Shares of Beneficial Interest.

3.2 Articles of Amendment to the Company's Amended and Restated Declaration of Trust.

4.1 Investor Rights Agreement, dated as of December 15, 1998 among Starwood Financial Trust, a Maryland real estate investment trust, Starwood Mezzanine Investors, L.P., a Delaware limited partnership, SOFI-IV SMT Holdings, L.L.C., a Delaware limited liability company, B Holdings, L.L.C., a Delaware limited liability company, and Lazard Freres Real Estate Fund II L.P., a Delaware limited partnership, Lazard Freres Real Estate Offshore Fund II L.P., a Delaware limited partnership, and LF Mortgage REIT, a Maryland real estate investment trust.

4.2               Form of warrant certificates.

4.3               Form  of  certificate   for  Series  A  Preferred   Shares  of
                  beneficial interest.

10.1 Securities Purchase Agreement, dated as of December 15, 1998, by and between Starwood Financial Trust, Lazard Freres Real Estate Fund II, L.P., a Delaware limited partnership, Lazard Freres Real Estate Offshore Fund II, L.P., a Delaware limited partnership, and LF Mortgage REIT, a Maryland real estate investment trust.

10.2 Asset Purchase and Sale Agreement, dated as of December 15, 1998 by and between Lazard Freres Real Estate Fund L.P., a Delaware limited partnership, Lazard Freres Real Estate Fund II L.P., a Delaware limited Partnership, Prometheus Mid-atlantic Holding, L.P., a Delaware limited partnership, Pacific Preferred LLC, a New York limited liability company, Atlantic Preferred II LLC, a New York limited liability company, Indian Preferred LLC, a New York limited liability company and Prometheus Investment Holding, L.P., a Delaware limited partnership and Starwood Financial Trust.

99                Text of Press Release issued December 16, 1998.